UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2014

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 1-11353

Delaware	13-3757370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

358 South Main Street, Burlington, North Carolina, 27215

(Address of principal executive offices, including zip code)

(336) 229-1127

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 2, 2014, Laboratory Corporation of America Holdings, a Delaware corporation (the “Company”), Covance Inc., a Delaware corporation (“Covance”), and Neon Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Covance (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement, with Covance surviving as a wholly owned subsidiary of the Company, as described in the Current Report on Form 8-K filed by the Company on November 3, 2014.

The audited consolidated financial statements of Covance and its subsidiaries at December 31, 2012 and 2013 and for the years ended December 31, 2013, 2012, and 2011 are attached hereto as Exhibit 99.1 and incorporated by reference herein. The unaudited consolidated financial statements of Covance and its subsidiaries at September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 are attached hereto as Exhibit 99.2 and incorporated by reference herein. The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2013, and as of and for the nine months ended September 30, 2014, are attached hereto as Exhibit 99.3 and incorporated by reference herein. The unaudited pro forma condensed combined balance sheet as of September 2014 is based on the individual historical consolidated balance sheets of the Company and Covance as of September 30, 2014, and has been prepared to reflect the merger as if it occurred on September 30, 2014. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 combine the historical results of operations of the Company and Covance, giving effect to the merger as if it occurred on January 1, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of Covance and its subsidiaries at December 31, 2012 and 2013 and for the years ended December 31, 2013, 2012, and 2011.

99.2	Unaudited consolidated financial statements of Covance and its subsidiaries at September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2013, and as of and for the nine months ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Senior Vice President, Chief Legal Officer and Secretary

Date: December 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of Covance and its subsidiaries at December 31, 2012 and 2013 and for the years ended December 31, 2013, 2012, and 2011.

99.2	Unaudited consolidated financial statements of Covance and its subsidiaries at September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2013, and as of and for the nine months ended September 30, 2014.